John Hancock Funds II

Supplement dated May 27, 2010

to the current Prospectus dated December 31, 2009

Heritage Fund (formerly, Vista Fund)

The following information replaces the portfolio manager discussion for American Century Investment Management, Inc. in the Fund Details section of the Prospectus.

American Century Investment Management, Inc. (“American Century”)

American Century has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.

Fund Portfolio Managers

Heritage Fund (formerly, Vista Fund)                             David M. Hollond

Greg Walsh

David M. Hollond. Chief Investment Officer, U.S. Growth Equity - Mid &

Small Cap, Senior Vice President and Senior Portfolio Manager; managed fund since 2010.

Greg Walsh. Vice President and Portfolio Manager; managed fund since

2010.

John Hancock Funds II

Supplement dated May 27, 2010

to the current Statement of Additional Information dated December 31, 2009

Heritage Fund (formerly, Vista Fund)

The following information replaces the portfolio manager disclosure for American Century Investment Management, Inc. in Appendix C of the Statement of Additional Information.

PORTFOLIO MANAGER INFORMATION

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

Heritage Fund

The following chart reflects the portfolio managers' investments in the fund that they manage.  The chart also reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories:  (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.  In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of April 1, 2010:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
David M. Hollond	3	$3.8 billion	0	$0	1	$2.0 million
Greg Walsh	2	2.8 billion	0	$0	0	$0

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
David M. Hollond	0	$0	0	$0	0	$0
Greg Walsh	0	$0	0	$0	0	$0

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the fund that they managed as of April 1, 2010.

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.  American Century may aggregate orders to purchase or sell the same security for multiple funds when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, fund teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

DESCRIPTION OF COMPENSATION STRUCTURE

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups.  In 2008, American Century began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.  The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable  over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds.  This is the case for the Heritage Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.  Performance of Heritage Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.